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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 14, 1998
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                          Newfield Exploration Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       1-12534                                           72-1133047
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(Commission File Number)                     (IRS Employer Identification No.)

363 N. Sam Houston Parkway E., Suite 2020       Houston, Texas 77060
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(Address of Principal Executive Offices)                  (Zip Code)

                                (281) 847-6000
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              (Registrant's Telephone Number, Including Area Code)





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Item 5.   Other Events.

         On September 14, 1998, Newfield Exploration Company entered into an underwriting agreement for the offering and sale of 4,000,000 newly issued shares of its common stock, par value $.01 per share. Closing of the transaction is expected to take place on September 18, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     1.2 Underwriting Agreement and Pricing Agreement between Newfield Exploration Company and Goldman, Sachs & Co., dated September 14, 1998.

     5.1 Opinion of Vinson & Elkins L.L.P. concerning the validity of the shares to be issued dated September 16, 1998.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NEWFIELD EXPLORATION COMPANY

Date:  September 16, 1998
                                                  By:  /s/ TERRY W. RATHERT
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                                                       Terry W. Rathert
                                                       Vice President - Planning
                                                       and Administration
                                                       and Secretary



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                                 Exhibit Index

     1.2 Underwriting Agreement and Pricing Agreement between Newfield Exploration Company and Goldman, Sachs & Co., dated September 14, 1998.

     5.1 Opinion of Vinson & Elkins L.L.P. concerning the validity of the shares to be issued dated September 16, 1998.